UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

A-MARK PRECIOUS METALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36347	11-2464169
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2121 Rosecrans Ave, Suite 6300
El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 587-1477

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMRK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting

On November 12, 2025, A-Mark Precious Metals, Inc. (the "Company") held its Annual Meeting of Stockholders (the “Meeting”) in a virtual-only format. Of the 24,644,386 shares of common stock outstanding as of the record date of September 18, 2025 and entitled to vote, 17,577,398 shares, or 71.32%, were present in-person virtually or represented by proxy at the Meeting. At the Meeting, the Company’s stockholders: (1) approved the election of all of the nominees as directors, to hold office until the 2026 Annual Meeting of Stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal; (2) on an advisory basis, approved the fiscal year 2025 compensation of the named executive officers of the Company; and (3) ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal 2026.

The results of the voting on the matters submitted to the stockholders were as follows:

1) Election of Directors:

Nominee	For	Withheld	Broker Non-Votes	% Votes For (Based on Shares Voted and Withheld)
Jeffrey D. Benjamin	14,636,173	111,649	2,828,776	99.24%
Ellis Landau	14,621,645	126,977	2,828,776	99.14%
Beverley Lepine	14,487,735	260,887	2,828,776	98.23%
Carol Meltzer	14,460,968	287,654	2,828,776	98.05%
John U. Moorhead	14,452,316	296,306	2,828,776	97.99%
Jess M. Ravich	14,468,039	280,583	2,828,776	98.10%
Gregory N. Roberts	14,656,602	92,020	2,828,776	99.38%
Monique Sanchez	13,325,784	1,422,838	2,828,776	90.35%
Kendall Saville	14,673,327	75,295	2,828,776	99.49%
Michael R. Wittmeyer	14,602,476	146,146	2,828,776	99.01%

2) Advisory Vote on Fiscal Year 2025 Compensation of the Named Executive Officers:

For	Against	Abstain	Broker Non-Votes	% Votes For (Based on Votes Cast (i.e., Shares Voted For and Against))
11,245,184	3,466,773	36,665	2,828,776	76.44%

3) Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal 2026:

For	Against	Abstain	Broker Non-Votes	% Votes For (Based on Votes Cast (i.e., Shares Voted For and Against))
17,422,825	148,562	6,011	--	99.15%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A-MARK PRECIOUS METALS, INC.

Date:	November 13, 2025	By:	/s/ Carol Meltzer
		Name: Title:	Carol Meltzer General Counsel, Executive Vice President and Secretary